                                                                      Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS



  We consent to the incorporation by reference in the following Registration Statements of McDonald's Corporation and in the related prospectuses of our report dated January 22, 1998, with respect to the consolidated financial statements of McDonald's Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1997:

                             Commission File No.
                   --------------------------------------
                   Form S-8                      Form S-3
                   --------------------------------------
                    33-09267                     33-00001
                    33-24958                     33-42642
                    33-49817                     33-50695
                    33-50701                     33-64873
                    33-58840                     33-60939
                   333-03409                    333-14141
                                                333-25899



                                         ERNST & YOUNG LLP



  Chicago, Illinois
  March 30, 1998